Delaware Group Income Funds

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to Prospectuses dated September 29, 2000

The following revises the information under the section entitled "Portfolio managers" under "Who Manages the Fund":

Ryan K. Brist has primary responsibility for making day-to-day investment decisions for the Funds. In making investment decisions for the Funds, Mr. Brist regularly consults with Stuart N. Hosansky.

Ryan K. Brist, Vice President/Portfolio Manager, earned his bachelor's degree from Indiana University. Prior to joining Delaware in August 2000 he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He has successfully completed all three levels of the CFA program.

Stuart N. Hosansky, Vice President/Portfolio Manager, earned his bachelor's degree in Business Administration from Ohio State University and his MBA in Finance from Drexel University. He joined Delaware Investments in September 1998. Mr. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at Corestates Financial Corp. in both trading and credit analysis. Most recently, Mr. Hosansky worked for Corestates Investment Advisers as a Portfolio Manager performing extensive fixed-income research. He is a CFA charterholder and a member of the Financial Analysts of Philadelphia. Mr. Hosansky has been participating in the management of the Funds since April 25, 2000.